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                                                              EXHIBIT 10.1.19.3


                                SECOND AMENDMENT

         THIS SECOND AMENDMENT dated as of December 23, 1999 (this "Amendment") is to the Credit Agreement (as heretofore amended, the "Credit Agreement") dated as of August 3, 1999 among UNITED AUTO GROUP, INC., a Delaware corporation (the "Company"), various financial institutions (the "Lenders") and CHRYSLER FINANCIAL COMPANY, L.L.C., as agent for the Lenders (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement.

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below):

         1.1 (a) The following definitions in Section 1.1 of the Credit Agreement shall be amended and restated in their entireties to read as follows:

                  Commitment means, as to any Lender, such Lender's commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The initial amount of each Lender's Pro Rata Share of the Revolving Commitment Amount, the Acquisition Commitment Amount and the Term Commitment Amount is set forth on Schedule 2.1.

                  Funded Debt means all Debt of the Company and its Subsidiaries, determined on a consolidated basis, excluding (i) contingent obligations in respect of Suretyship Liabilities (except to the extent constituting Suretyship Liabilities in respect of Debt of a Person other than the Company or any Subsidiary), (ii) Hedging Obligations, (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries and (iv) an amount equal to 25% of the Loans outstanding at the time of calculation the proceeds of which were used to repurchase, redeem, repay or defease the Subordinated Notes.

                  Issuing Lender means CFC in its capacity as the issuer of Letters of Credit hereunder and its successors and assigns in such capacity.

                  L/C Application means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by the Issuing Lender at the time of such request for the type of letter of credit requested.

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                  Lender - see the Preamble. References to the "Lenders" shall include the Issuing Lender; for purposes of clarification only, to the extent that CFC (or any successor Issuing Lender) may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced.

                  Letter of Credit - see Section 2.1.3.

                  Loans means Acquisition Loans, Revolving Loans and Term Loans.

                  Loan Documents means this Agreement, the Notes, the Guaranty, the Letters of Credit and the Collateral Documents.

                  Revolving Commitment Amount means $125,000,000, as reduced from time to time pursuant to Section 6.1; provided that if the Company elects pursuant to Section 2.1.4 to convert Revolving Loans to Term Loans, the Revolving Commitment Amount shall automatically be reduced by the principal amount of the Revolving Loans so converted; provided, further, however, that if, following repayment in full of $110,000,000 of Term Loans and reduction of the Term Commitment Amount to zero and prior to the Revolving Termination Date, the Company shall pay any Term Loan, the Revolving Loan Commitment shall be increased by the amount of such payment.

         (b) The following definitions shall be added to Section 1.1 of the Credit Agreement, each in its appropriate alphabetical position:

                  Net Cash Proceeds means, with respect to any issuance of Debt, the aggregate cash proceeds received by the Company or any Subsidiary pursuant to such issuance, net of the direct costs of such issuance.

                  Revolving Termination Date means the earlier to occur of (a) August 3, 2005 or (b) such other date on which the Commitments terminate pursuant to Section 6 or 11.

                  Term Commitment Amount means $110,000,000, as reduced from time to time pursuant to Section 6.1 or 6.3; provided that the Term Commitment Amount shall be automatically and permanently reduced by the amount of any Term Loan made hereunder (other than Term Loans arising out of the conversion of Revolving Loans pursuant to the proviso to the definition of "Revolving Commitment Amount").

                  Term Commitment Termination Date means the earlier to occur of
         (a) December 23, 2007 and (b) such other date on which the Commitments terminate pursuant to Section 6 or 11.
                  Term Loan Termination Date means December 23, 2007.

                  Term Loans - see Section 2.1.4


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         (c) The following definitions shall be deleted from Section 1.1 of the
Credit Agreement: Excluded Property, Issuer, LC Guaranty, LC Reimbursement Agreement, Reimbursement Obligation and Termination Date.

         (d) The definition of "Interest Rate" in Section 1.1 of the Credit Agreement shall be amended by deleting clause (b)(x) of the first sentence of such definition and inserting the following in lieu thereof: "(b)(x) three percent (3.00%) per annum on all Term Loans and, if the Company uses the proceeds of any Revolving Loans to repurchase, redeem, repay or defease the Subordinated Notes but has not converted such Revolving Loans to Term Loans pursuant to Section 2.1.4, then, with respect to such Revolving Loans, three percent (3.00%) per annum".

         1.2 The lead in paragraph to Section 2.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make Loans to, and to issue or participate in Letters of Credit for the account of, the Company as follows:

         1.3 Sections 2.1.1, 2.1.2, 3.1 and 5.1 shall be amended by inserting the word "Revolving" in front of the words "Termination Date" each place where such words appear in such Sections.

         1.4 Section 2.1.3 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.1.3 L/C Commitment. (a) The Issuing Lender will issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each a "Letter of Credit"), at the request of and for the account of the Company from time to time before the date which is 30 days prior to the Revolving Termination Date and (b) as more fully set forth in Section 2.3.2, each Lender agrees to purchase a participation in each such Letter of Credit; provided that (i) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $10,000,000 and (ii) the Revolving Outstandings will not at any time exceed the Revolving Commitment Amount.

         1.5 The following Section 2.1.4 shall be added to the Credit Agreement:

                  2.1.4 Term Loan Commitment. Each Lender agrees to make loans to the Company (each such loan, a "Term Loan") on a Business Day before the Term Commitment Termination Date in such Lender's Pro Rata Share of such amount as the Company shall request from all Lenders; provided that the aggregate amount of Term Loans requested by the Company pursuant to this sentence shall not exceed the Term Commitment Amount. In addition, at any time when the Term Commitment Amount is zero, if the Company elects by delivering written notice of such election to the Agent, it


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         may convert up to $78,000,000 of Revolving Loans to Term Loans notwithstanding that such election may cause the aggregate amount of Term Loans to exceed the Term Commitment Amount; provided that the aggregate amount of Revolving Loans converted into Term Loans shall not exceed the aggregate amount of Revolving Loans borrowed at any time the proceeds of which were used to repurchase, redeem, repay or defease the Subordinated Notes. No amount paid or prepaid with respect to any Term Loan may be reborrowed.

         1.6 Section 2.3 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.3  Letter of Credit Procedures.

                  2.3.1 L/C Applications. The Company shall give notice to the Agent and the Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as the Agent and the Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by the Company and in all respects reasonably satisfactory to the Agent and the Issuing Lender, together with such other documentation as the Agent or the Issuing Lender may reasonably request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than the earlier to occur of (x) one year after the date of issuance thereof and (y) thirty days prior to the scheduled Revolving Termination Date) and whether such Letter of Credit is to be transferable in whole or in part. So long as the Issuing Lender has not received written notice that the conditions precedent set forth in
         Section 10 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date. The Issuing Lender shall promptly advise the Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.

                  2.3.2 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Pro Rata Share, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Lender's "participation" therein. The Issuing Lender hereby agrees, upon request of the Agent or any Lender, to deliver to the Agent or such Lender a list of all outstanding Letters of Credit issued by the Issuing


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         Lender, together with such information related thereto as the Agent or such Lender may reasonably request.

                  2.3.3 Reimbursement Obligations. The Company hereby unconditionally and irrevocably agrees to reimburse the Issuing Lender for each payment or disbursement made by the Issuing Lender under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the Issuing Lender is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to the Interest Rate from time to time in effect plus, beginning on the third Business Day after receipt of notice from the Issuing Lender of such payment or disbursement, 2%. The Issuing Lender shall notify the Company and the Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided that the failure of the Issuing Lender to so notify the Company shall not affect the rights of the Issuing Lender or the Lenders in any manner whatsoever.

                  2.3.4 Limitation on Obligations of Issuing Lender. In determining whether to pay under any Letter of Credit, the Issuing Lender shall not have any obligation to the Company or any Lender other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Issuing Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence and willful misconduct, shall not impose upon the Issuing Lender any liability to the Company or any Lender and shall not reduce or impair the Company's reimbursement obligations set forth in Section 2.3.3 or the obligations of the Lenders pursuant to
         Section 2.3.5.

                  2.3.5 Funding by Lenders to Issuing Lender. If the Issuing Lender makes any payment or disbursement under any Letter of Credit and the Company has not reimbursed the Issuing Lender in full for such payment or disbursement by 10:00 A.M., Detroit time, on the date of such payment or disbursement, or if any reimbursement received by the Issuing Lender from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each other Lender shall be obligated to pay to the Agent for the account of the Issuing Lender, in full or partial payment of the purchase price of its participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of the Company under Section 2.3.3), and, upon notice from the Issuing Lender, the Agent shall promptly notify each other Lender thereof. Each other Lender irrevocably and unconditionally agrees to so pay to the Agent in immediately available funds for the Issuing Lender's account the amount of such other Lender's Pro Rata Share of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Agent by 2:00 P.M., Detroit time, on the Business Day on which such Lender receives notice from the Agent of such payment or disbursement (it being understood that any such notice received after noon, Detroit time, on any Business Day shall


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         be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Agent for the Issuing Lender's account forthwith on demand, for each day from the date such amount was to have been delivered to the Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Interest Rate from time to time in effect. Any Lender's failure to make available to the Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Agent such other Lender's Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent such other Lender's Pro Rata Share of any such payment or disbursement.

         1.7 Section 2.5 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  2.5 Certain Conditions. Notwithstanding any other provision of this Agreement, no Lender shall have an obligation to make any Loan and the Issuing Lender shall not have any obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default has occurred and is continuing.

         1.8 Section 3.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  3.1 Notes. The Loans of each Lender shall be evidenced by a promissory note (each a "Note") substantially in the form set forth in Exhibit A, with appropriate insertions, payable to the order of such Lender as follows:

                  (a) each Revolving Loan and Acquisition Loan of such Lender shall be paid in full on the Revolving Termination Date; and

                  (b) each Term Loan of such Lender shall be paid in installments equal to such Lender's Pro Rata Share of the aggregate principal amount of the installments of the Term Loans to be paid on the following dates:

    Payment Date           Payment Amount
    ------------           --------------
    December 23, 2001      $20,000,000 (or, if less, the aggregate amount of all
                           Term Loans then outstanding)
    December 23, 2003      $20,000,000 (or, if less, the aggregate amount of all
                           Term Loans then outstanding)
    December 23, 2005      $20,000,000 (or, if less, the aggregate amount of all
                           Term Loans then outstanding)

         Term Loan Termination Date The aggregate amount of all Term Loans then outstanding.


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         1.9 Section 6.1 of the Credit Agreement shall be amended by (i)
deleting the words "LC Guaranties" where they appear in clause (a) and inserting in lieu thereof the words "Letters of Credit", (ii) deleting clause (c) of such
Section in its entirety and (iii) adding the following clauses (c) and (d):

                  (c) The Company may from time to time by written notice to the Agent (which shall promptly advise each Lender thereof) permanently reduce the Term Commitment Amount to an amount not less than the aggregate principal amount of all Term Loans then outstanding.

                  (d) All reductions of the Revolving Commitment Amount, the Acquisition Commitment Amount and the Term Commitment Amount shall reduce the Commitments pro rata among the Lenders according to their respective Pro Rata Shares.

         1.10 Section 6.2 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

         All such prepayments of the Term Loans shall be applied to the remaining installments thereof in inverse order of maturity.

         1.11 The following Sections 6.3 and 6.4 shall be added to the Credit
Agreement:

                  6.3 Mandatory Reduction of Term Commitment Amount. If the Subordinated Notes shall be refunded or refinanced using the proceeds of any Debt (other than Loans hereunder), the Term Commitment Amount shall automatically and permanently be reduced by an amount equal to the principal amount of Subordinated Notes so refunded or refinanced.

                  6.4 Mandatory Prepayments. If the Company or any Subsidiary shall receive any Net Cash Proceeds from the issuance of any Subordinated Debt (other than Seller Subordinated Debt and other than Refinancing Debt in respect of any portion of the Subordinated Notes that has not been repurchased, redeemed, defeased or otherwise repaid with the proceeds of Loans) or any other Debt that is not permitted by
         Section 9.7, the Company shall, concurrently with such receipt, make a prepayment of the Term Loans in an amount equal to 100% of such Net Cash Proceeds. Each such prepayment of the Term Loans shall be applied to the remaining installments thereof in inverse order of maturity.

         1.12 Section 7.5 of the Credit Agreement shall be amended by (i) deleting the words "LC Guaranty" where they appear and inserting in lieu thereof the words "Letter of Credit" and (ii) deleting the words "LC Guaranties" where they appear and inserting in lieu thereof the words "Letters of Credit."

         1.13 Section 9.8 of the Credit Agreement shall be amended by deleting clause (d) thereof in its entirety and substituting the following therefor:




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                  (d) (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by the Company or any Subsidiary (and not created in contemplation of such acquisition) and
         (iii) Liens that constitute purchase money security interests on any property securing Debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within 60 days of the acquisition thereof and attaches solely to the property so acquired;

         1.14 Section 9.9 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  9.9 Restricted Payments. Not, and not permit any Subsidiary to, (a) make any distribution to any of its shareholders, (b) purchase or redeem any of its capital stock or other equity interests or any warrants, options or other rights in respect thereof, (c) pay any management fees or similar fees to any of its shareholders or any Affiliate thereof, (d) make any redemption, prepayment, defeasance or repurchase of any Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing, (i)(i) any Subsidiary may pay dividends or make other distributions to the Company or another Subsidiary and (ii) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, the Company and its Subsidiaries may (w) pay dividends to its stockholders and purchase or redeem its capital stock, (x) pay management fees to Young Automotive Group, LLC, an Indiana limited liability company ("YAG"), and its Affiliates (collectively, "Young") in connection with joint ventures formed by the Company and its Subsidiaries pursuant to that certain Joint Venture Formation Agreement, dated as of January 31, 1998, among the Company, YAG and certain other parties (the "Young JV Agreement"), in an amount not to exceed 30% of the annual pre-tax income of all Persons in which Investments are made pursuant to the Young JV Agreement, (y) repurchase, redeem, defease or otherwise repay all or any of the Subordinated Notes using the proceeds of the Term Loans and/or the proceeds of up to $78,000,000 of Revolving Loans and (z) repurchase, redeem, defease or otherwise repay all or any of the Subordinated Notes using the proceeds of an offering of equity securities, which equity securities are issued by the Company.

         1.15 Section 9.12 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  9.12 Use of Proceeds. Use the proceeds of the Revolving Loans and Acquisition Loans, and the Letters of Credit, solely for working capital, for Acquisitions permitted by Section 9.10, for capital expenditures, to repurchase, redeem, defease or otherwise repay all or any of the Subordinated Notes (to the extent permitted by Section 9.9) to make Investments permitted hereunder, to repurchase capital stock and for other general corporate purposes (including, in the case of Revolving Loans, to pay Term Loans); use the proceeds of the Term Loans solely to repurchase, redeem, defease or otherwise repay all or any of the Subordinated Notes; and not use




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         or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

         1.16 Section 9.13 of the Credit Agreement shall be amended by (i) deleting the parenthetical phrase in clause (a)(i) thereof and inserting in lieu thereof the following "(other than property in which the Company is prohibited from granting a security interest, pledge or assignment pursuant to a Permitted Restriction)" and (ii) deleting the first parenthetical phrase in clause (b) thereof and inserting in lieu thereof the following "(other than property in which such Subsidiary is prohibited from granting a security interest, pledge or assignment pursuant to a Permitted Restriction)."

         1.17 The lead in paragraph of Section 10 shall be amended and restated to read in its entirety as follows:

                  The obligation of each Lender to make its Loans and of the Issuing Lender to issue Letters of Credit is subject to the following conditions precedent:

         1.18 Section 10.1 of the Credit Agreement shall be amended by deleting the words "CFC to issue its initial LC Guaranty" where they appear and inserting in lieu thereof the words "the Issuing Lender to issue its initial Letter of Credit."

         1.19 The lead in paragraph to Section 10.2 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

                  10.2 Conditions. The obligation (a) of each Lender to make each Loan and (b) of the Issuing Lender to issue each Letter of Credit is subject to the following further conditions precedent that:

         1.20 Section 10.2.1 of the Credit Agreement shall be amended by (i) deleting the word "and" following clause (b) thereof, (ii) amending and restating clause (c) thereof to read in its entirety as follows

                  (c) unless the proceeds of such borrowing are to be used to repurchase, redeem or repay all outstanding Subordinated Notes, for so long as either Subordinated Notes Indenture is in effect (unless the obligations of the Company with respect to all Subordinated Notes thereunder have been, or are concurrently with such borrowing to be, defeased in accordance with the terms of such Subordinated Notes Indenture), if after giving effect to such borrowing or the issuance of such Letter of Credit, the sum of the aggregate principal amount of all outstanding Loans plus the Stated Amount of all Letters of Credit would exceed the maximum amount of Debt permitted under each of Section 4.04(ii) of the Series A Subordinated Notes Indenture or Section 4.4(ii) of the Series B Subordinated Notes Indenture, the Agent shall be satisfied that such borrowing or such issuance of a Letter of Credit will not violate either Subordinated Notes Indenture (or any Refinancing Agreement) and that the Company's obligations to the Agent and the Lenders in respect of such





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         borrowing or Letter of Credit are "Senior Debt" under and as defined in each Subordinated Notes Indenture that is in effect at the time of such borrowing; and

and (iii) adding the following clause (d)

                  (d) (i) if the proceeds of any borrowing are to be used to finance a tender offer for Subordinated Notes, (x) all terms and conditions of any such tender offer shall be satisfactory to the Agent (including the maximum tender price and all fees and commissions paid to any information agent, solicitation agent, dealer manager or Person performing any similar role) and each such tender offer shall comply with the offer documents applicable thereto and all applicable laws (including Rule 14e-1 under the Securities Exchange Act of 1934 and other Federal and state securities laws and regulations) and (y) there shall have been delivered to the Agent true and correct copies of all offer documents applicable thereto, all of which shall be in form and substance reasonably satisfactory to the Agent (the Agent agrees to review any such documents received by it reasonably promptly following receipt) and (ii) if the proceeds of any borrowing are to be used in connection with any solicitation of consents to amend any Subordinated Notes Indenture, all terms and conditions of each such consent solicitation shall be reasonably satisfactory to the Agent (the Agent agrees to review any such documents received by it reasonably promptly following receipt).

         1.21 The following Section 10.4 shall be added to the Credit Agreement:

                  10.4 Conditions to Term Loans. The obligation of each Lender to make Term Loans is subject to the following further conditions precedent that:

                  10.4.1 Filings, Registrations and Recordings. The Agent shall have received each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent, for the benefit of the Lenders, a perfected Lien in all equipment of the Company and its Subsidiaries (other than Foreign Subsidiaries), prior and superior to any other Person, in proper form for filing, registration or recording.

                  10.4.2 Subordinated Note Repurchase. The Agent shall be satisfied that the proceeds of such borrowing are to be used to repurchase, redeem, defease or otherwise repay the Subordinated Notes.

         1.22 The last two sentences of Section 11.2 of the Credit Agreement shall be deleted and the following inserted in lieu thereof:

         Any cash collateral delivered hereunder shall be held by the Agent (without liability for interest thereon) and applied to reimbursement obligations under the Letters of Credit. After the expiration or termination of the Letters of Credit, such cash collateral shall be applied by the Agent to any


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         remaining obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may direct.

         1.23 Section 12.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Lender shall have all of the benefits and immunities (i) provided to the Agent in this Section 12 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Agent", as used in this Section 12, included the Issuing Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

         1.24 Section 13.1 of the Credit Agreement shall be amended by (i) deleting clause (i) of the penultimate sentence and inserting the following in lieu thereof "(i) increase the Revolving Commitment Amount, the Acquisition Commitment Amount or the Term Commitment Amount" and (ii) deleting the final sentence and inserting the following in lieu thereof:

         No provision of this Agreement relating to the rights or duties of the Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of the Issuing Lender.

         1.25 Section 13.9.1 of the Credit Agreement shall be amended by (i) deleting the word "CFC" where it appears and inserting in lieu thereof the words "the Issuing Lender" and (ii) adding he following to clause (i) of the first sentence thereof "plus the unpaid amount of such Lender's Term Loans."

         1.26 Schedule 2.1 to the Credit Agreement is replaced by Schedule 2.1 hereto.

         SECTION 2 REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Agent and the Lenders that (a) the representations and warranties made in Section 8 of the Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as if made on and as of the Amendment Effective Date (except to the extent relating solely to an earlier date, in which case they were true and correct as of such earlier date); (b) no Event of Default or Unmatured Event of Default exists or will result from the execution of this Amendment; (c) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approval from any governmental authority and (iv) do not and will not contravene or conflict with any provision of any law, rule or regulation or any order, decree, judgment or award which is binding on the Company or any of its Subsidiaries or of any provision of the certificate of incorporation or bylaws of the Company or of any agreement, indenture, instrument or other document which is binding on the Company or any of its Subsidiaries; and (d) the Amended Credit Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 3 EFFECTIVENESS. The amendments set forth in Section 1 above shall become effective on such date (the "Amendment Effective Date") when the Agent shall have received (a) a counterpart of this Amendment executed by the Company and the Required Lenders and (b) each of the following documents, each in form and substance reasonably satisfactory to the Agent:

         3.1 Reaffirmation. A Reaffirmation of Loan Documents in the form attached hereto as Exhibit A executed by each Loan Party other than the Company.

         3.2 Security Agreement. A counterpart of the Amended and Restated Security Agreement in substantially the form attached hereto as Exhibit B executed by the Company and each Subsidiary (other than Foreign Subsidiaries).

         3.3 Opinion of Counsel. An opinion of counsel or counsels reasonably satisfactory to the Agent.

         3.4 Other Documents. Such other documents as the Agent or any Lender may reasonably request.

         SECTION 4  MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the Amendment Effective Date, all references in the Credit Agreement, the Notes, each other Loan Document and any similar document to the "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         4.3 Expenses. The Company agrees to pay the reasonable costs and expenses of the Agent (including reasonable fees and disbursements of counsel, including, without duplication, the allocable costs of internal legal services and all disbursements of internal legal counsel) in connection with the preparation, execution and delivery of this Amendment.

         4.4 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be wholly performed within the State of New York.

         4.5 Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

         Delivered as of the day and year first above written.

                                        UNITED AUTO GROUP, INC.


                                        By
                                          ---------------------------
                                        Title
                                             ------------------------

                                        CHRYSLER FINANCIAL
                                        COMPANY, L.L.C., as
                                        Agent and as a Lender


                                        By
                                          ---------------------------
                                        Title
                                              -----------------------

                                    EXHIBIT A

                                REAFFIRMATION OF
                                 LOAN DOCUMENTS


                                December 23, 1999


Chrysler Financial Company, L.L.C., as Agent and the other parties to the Credit Agreement referred to below

                       RE: REAFFIRMATION OF LOAN DOCUMENTS

Ladies and Gentlemen:

         Please refer to:

                  1. The Pledge Agreement dated as of October 8, 1999 (the "Pledge Agreement") among United Auto Group, Inc. ("UAG"), various of its subsidiaries and Chrysler Financial Company, L.L.C., in its capacity as Agent (in such capacity, the "Agent");

                  2. The Guaranty dated as of October 8, 1999 (the "Guaranty") executed in favor of the Agent and various other parties by all subsidiaries of UAG; and

                  3. The Security Agreement dated as of October 8, 1999 (the "Security Agreement") among UAG, its subsidiaries and the Agent.

         The Guaranty, the Pledge Agreement, the Security Agreement and the Credit Agreement referred to below are collectively referred to herein as the "Loan Documents". Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement referred to below.

         Each of the undersigned acknowledges that the Company, the Lenders and the Agent have executed the Second Amendment (the "Amendment") to the Credit Agreement dated as of August 3, 1999 (as heretofore amended, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

         Each of the undersigned hereby (i) consents and agrees to the amendments to the Loan Documents to which such undersigned is a party contained in the Amendment and (ii) confirms that each Loan

Document to which such undersigned is a party remains in full force and effect after giving effect to the effectiveness of the Amendment and that, upon such effectiveness, all references in such Loan Document to the "Credit Agreement" shall be references to the Credit Agreement as amended by the Amendment.

         The letter agreement may be signed in counterparts and by the various parties as herein on separate counterparts. This letter agreement shall be governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                                      UAG NORTHEAST, INC.
                                      DIFEO PARTNERSHIP, INC.
                                      DIFEO PARTNERSHIP HCT, INC.
                                      DIFEO PARTNERSHIP SCT, INC.
                                      DIFEO PARTNERSHIP RCT, INC.
                                      DIFEO PARTNERSHIP RCM, INC.
                                      DIFEO PARTNERSHIP VIII, INC.
                                      DIFEO PARTNERSHIP IX, INC.
                                      DIFEO PARTNERSHIP X, INC.
                                      UAG HUDSON, INC.
                                      SOMERSET MOTORS INC.
                                      UAG NORTHEAST BODY SHOP, INC.
                                      UAG NORTHEAST (NY), INC.
                                      UNITED LANDERS, INC.
                                      LANDERS AUTO SALES, INC.
                                      LANDERS UNITED AUTO GROUP NO. 2, INC.
                                      LANDERS UNITED AUTO GROUP, INC.
                                      LANDERS UNITED AUTO GROUP NO. 3, INC.
                                      LANDERS UNITED AUTO GROUP NO. 4, INC.
                                      LANDERS BUICK-PONTIAC, INC.
                                      UNITED AUTO GROUP, INC.
                                      UAG ATLANTA, INC.
                                      UAG DULUTH, INC.
                                      UAG ATLANTA II, INC.
                                      UNITED NISSAN, INC. (GA)
                                      UNITED NISSAN, INC. (NY)
                                      UNITED NISSAN, INC. (TN)
                                      UAG ATLANTA III, INC.
                                      PEACHTREE NISSAN, INC.
                                      UAG ATLANTA IV, INC.
                                      UAG ATLANTA IV MOTORS, INC.
                                      UAG ATLANTA V, INC.
                                      CONYERS NISSAN, INC.
                                      UAG ATLANTA VI, INC.
                                      UNITED JEEP CHRYSLER PLYMOUTH OF
                                        STONE MOUNTAIN, INC.
                                      UNITED MAZDA, INC.

                                      UAG TENNESSEE, INC.
                                      UAG WEST, INC.
                                      SA AUTOMOTIVE, LTD.
                                      SL AUTOMOTIVE, LTD.
                                      SPA AUTOMOTIVE, LTD.
                                      LRP, LTD.
                                      SUN MOTORS, LTD.
                                      SCOTTSDALE MANAGEMENT GROUP, LTD.
                                      SAU AUTOMOTIVE, LTD.
                                      SK MOTORS, LTD.
                                      KMT/UAG, INC.
                                      RELENTLESS PURSUIT ENTERPRISES, INC.
                                      TRI-CITY LEASING, INC.
                                      HT AUTOMOTIVE LTD.
                                      UAG NEVADA, INC.
                                      UAG TEXAS, INC.
                                      UAG TEXAS II, INC.
                                      UAG EAST, INC.
                                      WESTBURY SUPERSTORE, LTD.
                                      WESTBURY NISSAN LTD.
                                      PALM AUTO PLAZA, INC.
                                      FLORIDA CHRYSLER PLYMOUTH, INC.
                                      WEST PALM NISSAN, INC.
                                      WEST PALM INFINITI, INC.
                                      NORTHLAKE AUTO FINISH, INC.
                                      J & S AUTO REFINISHING, LTD.
                                      J&S IMPORTS, INC.
                                      WEST PALM AUTO MALL, INC.
                                      AUTO MALL PAYROLL SERVICES, INC.
                                      AUTO MALL STORAGE, INC.
                                      AMITY AUTO PLAZA, LTD.
                                      AMITY NISSAN OF MASSAPEQUA, LTD.
                                      UAG CAROLINA, INC.
                                      REED-LALLIER CHEVROLET, INC.
                                      MICHAEL CHEVROLET-OLDSMOBILE, INC.
                                      GENE REED CHEVROLET, INC.
                                      UNITEDAUTO DODGE OF SHREVEPORT,
                                           INC.
                                      UAG MEMPHIS, INC.
                                      COVINGTON PIKE DODGE, INC.
                                      UAG GRACELAND, INC.

                                      THE NEW GRACELAND DODGE, INC.
                                      UAG GRACELAND II, INC.
                                      UAG MEMPHIS II, INC.
                                      UAG MEMPHIS III, INC.
                                      UAG MEMPHIS IV, INC.
                                      UAG MEMPHIS V, INC.
                                      UAG KNOXVILLE, INC.
                                      UAG KNOXVILLE II, INC.
                                      UAG-CARIBBEAN, INC.
                                      UAG YOUNG, INC.
                                      DAN YOUNG INC.
                                      DAN YOUNG CHEVROLET INC.
                                      YOUNG MANAGEMENT GROUP, INC.
                                      PARKWAY CHEVROLET, INC.
                                      UAG YOUNG II, INC.
                                      UAG CENTURY MOTORS, INC.
                                      UAG PARAMOUNT MOTORS, INC.
                                      UAG KISSIMMEE MOTORS, INC.
                                      UAG CITRUS, INC.
                                      UAG CLASSIC, INC.
                                      CLASSIC AUTO GROUP, INC.
                                      CHERRY HILL CLASSIC CARS, INC.
                                      CLASSIC OF CHERRY HILL, INC.
                                      CLASSIC MANAGEMENT COMPANY, INC.
                                      CLASSIC CHEVROLET, INC.
                                      CLASSIC ENTERPRISE, INC.
                                      CLASSIC AUTO GROUP HOLDINGS, INC.
                                      CLASSIC IMPORTS, INC.
                                      UNITEDAUTO ENTERPRISES, INC.
                                      UNITED AUTOCARE, INC.
                                      UNITED AUTOCARE PRODUCTS, INC.
                                      UNITEDAUTO FOURTH FUNDING INC.
                                      UNITEDAUTO FIFTH FUNDING INC.
                                      AUTO LEASING CORPORATION
                                      UAG FINANCE COMPANY, INC.
                                      6725 DEALERSHIP LTD.
                                      CHERRY HILL CLASSIC CARS
                                      CLASSIC MOTOR SALES LLC
                                      D. YOUNG CHEVROLET LLC
                                      DAN YOUNG MOTORS LLC
                                      DAN YOUNG TIPTON LLC
                                      UAG YOUNG AUTOMOTIVE GROUP LLC

                                      UAG LANDERS, INC.
                                      YOUNG AUTOMOTIVE HOLDINGS LLC
                                      UAG LAKE NORMAN LLC


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      DIFEO HYUNDAI PARTNERSHIP
                                      DIFEO NISSAN PARTNERSHIP
                                      DIFEO CHRYSLER PLYMOUTH JEEP
                                      EAGLE PARTNERSHIP
                                      DIFEO LEASING PARTNERSHIP
                                      DIFEO CHEVROLET-GEO PARTNERSHIP
                                      J&F OLDSMOBILE PARTNERSHIP
                                      DANBURY AUTO PARTNERSHIP
                                      FAIR HYUNDAI PARTNERSHIP
                                      FAIR CHEVROLET-GEO PARTNERSHIP
                                      DANBURY CHRYSLER PLYMOUTH PARTNERSHIP
                                      DIFEO TENAFLY PARTNERSHIP
                                      By: DIFEO PARTNERSHIP, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      OCT PARTNERSHIP
                                      By: DIFEO PARTNERSHIP VIII, INC.
                                           a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      OCM PARTNERSHIP
                                      By: DIFEO PARTNERSHIP IX, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      HUDSON MOTORS PARTNERSHIP
                                      By: DIFEO PARTNERSHIP HCT, INC.
                                          a general partner



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      COUNTY AUTO GROUP PARTNERSHIP
                                      By: DIFEO PARTNERSHIP RCT, INC.
                                          a general partner



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      SOMERSET MOTORS PARTNERSHIP
                                      By: DIFEO PARTNERSHIP SCT, INC.
                                          a general partner



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      ROCKLAND MOTORS PARTNERSHIP
                                      By: DIFEO PARTNERSHIP RCM, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      6725 AGENT PARTNERSHIP
                                      By: SAU AUTOMOTIVE, LTD.
                                          a general partner



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      SHANNON AUTOMOTIVE, LTD.
                                      By: UAG TEXAS, INC.
                                          a general partner


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------


                                      DAN YOUNG TIPTON, LLC
                                      By: DAN YOUNG, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      YOUNG AUTOMOTIVE HOLDINGS, LLC
                                      UAG YOUNG AUTOMOTIVE GROUP, LLC
                                      D. YOUNG CHEVROLET, LLC
                                      By: UAG YOUNG, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------



                                      DAN YOUNG MOTORS LLC
                                      By: DAN YOUNG CHEVROLET, INC.
                                          Member


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      UAG CITRUS MOTORS, LLC
                                      By: UAG CITRUS, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      CLASSIC MOTOR SALES, LLC
                                      CLASSIC ENTERPRISES, LLC
                                      By: UAG CITRUS, INC.
                                          Member



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      CLASSIC NISSAN OF TURNERSVILLE, LLC
                                      By: Thomas J. Hessert
                                          Member



                                      ----------------------------------

                                      SCOTTSDALE JAGUAR, LTD.



                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

                                      LANDERS UNITED AUTO GROUP NO. 5, INC.
                                      BPT HOLDINGS, INC.
                                      LANDERS FORD, INC
                                      NATIONAL CITY FORD, INC.
                                      CENTRAL FORD CENTER, INC.
                                      PIONEER FORD SALES, INC.


                                      By:
                                         ----------------------------------
                                      Title:
                                            -------------------------------

ACKNOWLEDGED AND AGREED
as of the date first written above

CHRYSLER FINANCIAL COMPANY, L.L.C.,
as Agent


By:
   ----------------------------------
Title:
      -------------------------------